EXHIBIT 2


                  AGREEMENT AND NOTICE OF DISSOLUTION OF GROUP


     Each of the persons signing below hereby agrees that the MSDW, Silver and Horrigan Group (the "Group"), as such Group is described in the Schedule 13G filed with the Securities and Exchange Commission on February 17, 1998 with respect to the Common Stock, $0.01 par value per share, of Silgan Holdings Inc., is hereby dissolved.

     Each of the persons signing below hereby agrees that, subsequent to the filing of Amendment No. 1 to such Schedule 13G to which this Agreement and Notice of Dissolution of Group will be attached as an exhibit as contemplated by Item 9 to Schedule 13G, each such person signing below shall no longer jointly file a Schedule 13G with each such other person signing below, and all further filings with respect to transactions in the security reported on will be filed, if required, by members of the former Group in their individual capacity, or by certain members of the former Group as a group.

     This Agreement and Notice of Dissolution of Group may be executed in one or more counterparts, and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same original.


Effective as of: November 6, 2001


                                       MORGAN STANLEY DEAN WITTER & CO.


                                       By: /s/ Peter Vogelsang
                                          --------------------------------------
                                          Name:  Peter Vogelsang
                                          Title: Authorized Signatory



                                       MORGAN STANLEY LEVERAGED EQUITY
                                          FUND II, INC.


                                       By: /s/ Peter Vogelsang
                                          --------------------------------------
                                          Name:  Peter Vogelsang
                                          Title: Secretary



                                       THE MORGAN STANLEY LEVERAGED EQUITY
                                          FUND II, L.P.

                                       By: Morgan Stanley Leveraged Equity
                                           Fund II, Inc. as General Partner


                                       By: /s/ Peter Vogelsang
                                          --------------------------------------
                                             Name:  Peter Vogelsang
                                             Title: Secretary

                                       SILVER FAMILY LIMITED PARTNERSHIP


                                       By: /s/ R. Philip Silver
                                          --------------------------------------
                                          Name:  R. Philip Silver
                                          Title: General Partner



                                       HORRIGAN FAMILY LIMITED PARTNERSHIP


                                       By: /s/ D. Greg Horrigan
                                          --------------------------------------
                                          Name:  D. Greg Horrigan
                                          Title: General Partner



                                       S&H INC.


                                       By: /s/ R. Philip Silver
                                          --------------------------------------
                                          Name:  R. Philip Silver
                                          Title: President


                                       By: /s/ R. Philip Silver
                                          --------------------------------------
                                          Name:  R. Philip Silver


                                       By: /s/ D. Greg Horrigan
                                          --------------------------------------
                                          Name:  D. Greg Horrigan


                                 Page 11 of 11